Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

OCTOBER 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC. c/o WILLIAM J. FOX 1271 AVENUE OF THE AMERICAS 35th FLOOR NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP c/o HARVEY R. MILLER 767 FIFTH AVENUE NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: November 22, 2011	By:	/s/ William J. Fox

William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements	5

LBHI
Basis of Presentation – Schedule of Professional Fee and Expense Disbursements	9
Schedule of Professional Fee and Expense Disbursements	10

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc.(“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)	On May 26, 2009, PAMI Statler Arms LLC filed a motion seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss its Chapter 11 Case, with a hearing to be held on June 24, 2009. On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 cases of Fundo de Investimento Multimercado Credito Privado Navigator Investimento No Exterior (Case No: 08-13903) and Lehman Brothers Finance SA (Case No: 08-13887) have been dismissed.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

OCTOBER 1, 2011 TO OCTOBER 31, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among others, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act, and Aurora Bank and Woodlands Commercial Bank, which are indirectly controlled by LBHI. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.	This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	Beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills and other investments.

4.	Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.	Beginning and ending cash and investment balances exclude the following:

•	Cash posted as collateral for hedging activity;

•	Cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB and Woodlands Commercial Bank;

•	Cash held at real estate owned properties;

•

Cash transferred on or prior to September 15, 2008 by the Company in connection with certain requests by, and documents executed by, the Company and Citigroup Inc. and HSBC Bank PLC, currently recorded at $2 billion and $87 million, respectively; and

•

Approximately $500 million which was seized by Bank of America (“BOA”) to offset derivative claims against certain Debtors and corresponding guarantee claims against LBHI. On October 19, 2011, the Bankruptcy Court approved a settlement agreement with BOA which provides for, among other things, BOA to release approximately $356 million of these seized funds to LBHI within 10 days of any initial plan distribution to BOA from any Debtor. BOA may set off the remaining amount of seized funds, approximately $145 million, against its claims against LBHI.

6.	Restricted cash balances are based on preliminary estimates of cash in co-mingled or segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks and other identified funds which may not belong to the Debtors or other Controlled Entities.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Summary Schedule of Cash Receipts and Disbursements

October 1, 2011 - October 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

	Debtors					Other Controlled Entities					Total Debtors and Other Controlled Entities
	LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Beginning Free Cash and Investments (10/1/11)	$2,248	$9,017	$3,969	$3,676	$18,911	$13	$1,489	$2	$2,557	$4,061	$22,972
Restricted Cash	1,977	683	46	52	2,758	—	—	—	8	8	2,765

Beginning Total Cash and Investments	4,225	9,700	4,015	3,729	21,668	13	1,489	2	2,565	4,069	25,737

Sources of Cash

Derivatives	5	97	—	1	103	—	—	—	—	—	103
Loans	6	0	28	—	35	—	—	—	—	—	35
Private Equity / Principal Investing	88	—	1	—	89	—	24	3	1	27	116
Real Estate	253	—	95	—	348	—	—	48	14	63	411
Other	522	101	50	5	678	—	1	—	1	2	679
Asia / South America	—	—	—	—	—	—	—	—	49	49	49
Inter-Company Transfers	58	—	1	0	59	—	—	1	107	108	167

Total Sources of Cash	932	197	175	6	1,311	—	24	52	172	248	1,560

Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives	—	(61)	—	—	(61)	—	—	—	—	—	(61)
Loans	—	—	(16)	—	(16)	—	—	—	—	—	(16)
Private Equity / Principal Investing	(0)	—	—	—	(0)	—	(7)	—	—	(7)	(7)
Real Estate	(21)	—	(98)	—	(118)	—	(0)	—	(2)	(2)	(121)
Other	(184)	(70)	(49)	(1)	(304)	—	(1)	—	(16)	(17)	(320)

Operating	(46)	(1)	(1)	—	(47)	(7)	—	—	(2)	(9)	(56)

Asia / South America	—	—	—	—	—	—	—	—	(214)	(214)	(214)
Inter-Company Transfers	(55)	(0)	(50)	—	(106)	—	(2)	(54)	(5)	(61)	(167)

Total Uses of Cash	(306)	(132)	(214)	(1)	(652)	(7)	(10)	(54)	(239)	(310)	(962)

Net Cash Flow	627	66	(39)	6	660	(7)	14	(1)	(68)	(62)	598
FX Fluctuation	5	1	1	—	6	—	—	—	10	10	16

Ending Total Cash and Investments	4,857	9,766	3,977	3,734	22,334	6	1,503	1	2,507	4,017	26,351
Restricted Cash	(1,947)	(683)	(47)	(52)	(2,729)	—	—	—	(26)	(26)	(2,755)

Ending Free Cash and Investments (10/31/11)	$2,910	$9,083	$3,931	$3,682	$19,606	$6	$1,503	$1	$2,481	$3,991	$23,596

All values that are exactly zero are shown as “—”. Values between zero and $0.5 million appear as “0”.

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

October 1, 2011 - October 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

			Debtors					Other Controlled Entities					Total Debtors and Other Controlled
			LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total	Entities
Beginning Free Cash and Investments (10/1/11)	(a	)	$2,248	$9,017	$3,969	$3,676	$18,911	$13	$1,489	$2	$2,557	$4,061	$22,972
Restricted Cash			1,977	683	46	52	2,758	—	—	—	8	8	2,765

Beginning Total Cash and Investments	(a	)	4,225	9,700	4,015	3,729	21,668	13	1,489	2	2,565	4,069	25,737

Sources of Cash

Derivatives
Collections from Live / Terminated Trades	(b	)	—	97	—	1	98	—	—	—	—	—	98
Other			5	—	—	—	5	—	—	—	—	—	5

Loans
Agency Receipts	(c	)	—	—	13	—	13	—	—	—	—	—	13
Principal			4	0	11	—	15	—	—	—	—	—	15
Interest			2	—	4	—	7	—	—	—	—	—	7

Private Equity / Principal Investing
Principal	(d	)	88	—	0	—	88	—	24	3	1	27	115
Interest			0	—	0	—	1	—	—	—	—	—	1

Real Estate
Principal	(e	)	250	—	91	—	341	—	—	48	11	59	400
Interest			3	—	4	—	7	—	—	—	3	3	11

Other
Compensation and Benefits Reimbursements			0	—	—	—	0	—	—	—	—	—	0
Interest	(f	)	1	3	2	1	7	—	1	—	0	1	8
Return of Hedging Collateral	(g	)	17	97	48	4	166	—	—	—	—	—	166
Structured Notes	(h	)	234	—	—	—	234	—	—	—	—	—	234
Other	(i	)	269	—	—	0	269	—	—	—	1	1	270

Asia / South America			—	—	—	—	—	—	—	—	49	49	49
Inter-Company Transfers			58	—	1	0	59	—	—	1	107	108	167

Total Sources of Cash			932	197	175	6	1,311	—	24	52	172	248	1,560

All values that are exactly zero are shown as “-”. Values between zero and $0.5 million appear as “0”.

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

October 1, 2011 - October 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

			Debtors					Other Controlled Entities					Total Debtors and Other Controlled
			LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total	Entities
Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives
Payments on Live Trades			—	(2)	—	—	(2)	—	—	—	—	—	(2)
Other	(j	)	—	(59)	—	—	(59)	—	—	—	—	—	(59)

Loans
Agency Disbursements	(c	)	—	—	(13)	—	(13)	—	—	—	—	—	(13)
Other			—	—	(3)	—	(3)	—	—	—	—	—	(3)

Private Equity / Principal Investing
Capital Calls			(0)	—	—	—	(0)	—	(7)	—	—	(7)	(7)

Real Estate
Preservation of Assets	(k	)	(21)	—	(98)	—	(118)	—	(0)	—	(2)	(2)	(121)

Other
Hedging Collateral	(l	)	(10)	(63)	(48)	—	(121)	—	—	—	—	—	(121)
Other	(m	)	(175)	(7)	(1)	(1)	(183)	—	(1)	—	(16)	(17)	(199)

Operating	(n	)
Compensation and Benefits	(o	)	(11)	—	—	—	(11)	(4)	—	—	(1)	(5)	(16)
Professional Fees			(28)	—	(1)	—	(29)	(0)	—	—	(0)	(0)	(30)
Other	(p	)	(6)	(1)	(0)	—	(7)	(2)	—	—	(1)	(3)	(10)

Asia / South America			—	—	—	—	—	—	—	—	(214)	(214)	(214)
Inter-Company Transfers			(55)	(0)	(50)	—	(106)	—	(2)	(54)	(5)	(61)	(167)

Total Uses of Cash			(306)	(132)	(214)	(1)	(652)	(7)	(10)	(54)	(239)	(310)	(962)

Net Cash Flow			627	66	(39)	6	660	(7)	14	(1)	(68)	(62)	598
FX Fluctuation	(q	)	5	1	1	—	6	—	—	—	10	10	16

Ending Total Cash and Investments			4,857	9,766	3,977	3,734	22,334	6	1,503	1	2,507	4,017	26,351
Restricted Cash			(1,947)	(683)	(47)	(52)	(2,729)	—	—	—	(26)	(26)	(2,755)

Ending Free Cash and Investments (10/31/11)			$2,910	$9,083	$3,931	$3,682	$19,606	$6	$1,503	$1	$2,481	$3,991	$23,596

All values that are exactly zero are shown as “-”. Values between zero and $0.5 million appear as “0”.

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

October 1, 2011 - October 31, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

Notes:

(a)	Beginning Cash and Investments for PAMI and Other (under the Other Controlled Entities section) changed from Ending Cash and Investments in the September 2011 Schedule of Cash Receipts and Disbursements because PAMI’s sources and uses of cash in the September 2011 schedule were inadvertently included in Other. Total cash and investments have not changed. The allocation of cash and investments between PAMI and Other are the only items that changed.

(b)	Other Debtors reflects $0.7 million for LBCS and $0.5 million for LBFP.

(c)	Reflects the collection and subsequent distribution of principal and interest to syndicated loan participants.

(d)	Primarily reflects redemptions from LP investment stakes.

(e)	Primarily reflects proceeds from the sale of 1107 Broadway and 200 Fifth Avenue (LBHI and PAMI), a $49 million receipt on the Archstone revolver (LCPI), and paydowns on various other commercial real estate loans to various entities.

(f)	Reflects interest collected on cash investments.

(g)	Reflects the gross return of cash collateral posted to hedge foreign currency and interest rate risk.

(h)	Reflects receipts for principal and interest from the Spruce and Verano trustees.

(i)	Primarily reflects $137 million in pre-petition cash collateral released by HSBC and a $117 million receipt on a forward contract associated with foreign currency hedging.

(j)	Reflects the purchase of SPV notes to facilitate the unwinding of derivative contracts.

(k)	Primarily reflects a $68 million disbursement to purchase the Prologis loan from State Street per a court order and a $26 million advance on the Archstone revolver (LCPI).

(l)	Reflects cash collateral posted to hedge foreign currency and interest rate risk.

(m)	Primarily reflects a $119 million disbursement on a forward contract associated with foreign currency hedging and $42 million in disbursements for post-petition misdirected wires.

(n)	A portion of the Operating costs for LBHI and LAMCO will be subject to future cost allocation to various Lehman legal entities.

(o)	Compensation and Benefits includes Lehman employees as well as fees paid to Alvarez & Marsal as interim management.

(p)	Primarily reflects expenses related to occupancy, taxes, insurance and infrastructure costs.

(q)	Reflects fluctuation in value of foreign currency bank accounts.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM SEPTEMBER 15, 2008 TO OCTOBER 31, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among others, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act, and Aurora Bank and Woodlands Commercial Bank, which are indirectly controlled by LBHI. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.	This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

4.	The professional fee disbursements presented in this report have been paid by LBHI; however, a portion will be charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology. The professional fees exclude services rendered on behalf of non-debtor entities which are invoiced separately.

5.	Ordinary Course Professionals are being paid in compliance with the “Amended Order Authorizing the Debtors to Employ Professionals Utilized in the Ordinary Course of Business” (the “Amended OCP Order”). Should a professional or firm exceed specified thresholds in the Amended OCP Order, then they must file a retention application with the Court and receive payment in compliance with subsequent amended orders establishing procedures for interim monthly compensation and reimbursement of expenses of professionals.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Professional Fee and Expense Disbursements

October 2011

Unaudited ($ in thousands)

		October-2011		Sept-2008 Through Oct-2011
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	$—		$15,068
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	9,345		487,593
Kelly Matthew Wright	Art Consultant and Auctioneer	—		91
Natixis Capital Markets Inc.	Derivatives Consultant	—		14,590
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	—		19,635
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	12		4,002
Clyde Click, P.C.	Special Counsel - Real Estate	18		213
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	2,965		35,990
Dechert LLP	Special Counsel - Real Estate	367		3,923
Deloitte LLP	Tax Services	—		244
Discover Ready LLC	eDiscovery Services	94		14,125
Ernst & Young LLP	Audit and Tax Services	—		1,606
Foster, Graham, Milstein & Calisher, LLP	Special Counsel - Mortgage Litigation and Claims	282		282
Gibson Dunn & Crutcher LLP	Special Counsel - Real Estate	102		2,804
Hudson Global Resources	Contract Attorneys	255		11,268
Huron Consulting	Tax Services	—		2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	591		57,851
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	217		1,726
Kleyr Grasso Associes	Special Counsel - UK	221		849
Kramer Levin Naftalis and Frankel LLP	Special Counsel - Employee Matters	20		142
Latham & Watkins LLP	Special Counsel - Real Estate	9		551
Lazard Freres & Co.	Investment Banking Advisor	—		30,310
Locke Lord Bissell & Liddell LLP	Special Counsel - Mortgage Litigation and Claims	57		1,225
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	20		5,556
MMOR Consulting	Tax Services	35		606
Momo-o, Matsuo & Namba	Special Counsel - Asia	13		386
Moulton Bellingham P. C.	Special Counsel - Mortgage Litigation and Claims	256		256
O’Neil Group	Tax Services	205		2,334
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	—		2,276
Paul, Hastings, Janofsky & Walker LLP	Special Counsel - Real Estate	—		2,266
Pricewaterhouse Coopers LLP	Tax Services	—		1,871
Reed Smith LLP	Special Counsel - Insurance	140		879
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	316		7,609
Simpson Thacher & Bartlett LLP	Special Counsel -SEC Reporting, Asset Sales, and Congressional Testimony	—		2,639
SNR Denton LLP	Special Counsel - Real Estate	114		1,581
Sutherland LLP	Special Counsel - Tax	—		647
Weil Gotshal & Manges LLP	Lead Counsel	15,332	(a)	358,649
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	85		2,933
Wollmuth Maher & Deutsch LLP	Special Counsel - Derivatives	75		1,236
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	1,792		74,443
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	329		13,789
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	2,948		117,625
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	—		23,324
Richard Sheldon, Q.C.	Special Counsel - UK	—		312
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	—		42,502
Jenner & Block LLP	Examiner	2		58,439
Fee Examiner
Godfrey & Kahn, S.C.	Fee Examiner (Current)	264		2,385
Feinberg Rozen LLP	Fee Examiner (Previous)	—		3,158
Brown Greer Plc	Fee and Expense Analyst	89		779

Total Non-Ordinary Course Professionals		36,570		1,434,712

Debtors - Ordinary Course Professionals		485		43,524

US Trustee Quarterly Fees		135		1,613

Total Professional Fees and UST Fees		$37,191		$1,479,849

(a)	Includes the disbursement of the remaining holdback from the period of June, 2010 through September, 2010 of $8.1 million.